Risk Management and Fair Values - Schedule of Capital Requirements (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Schedule of Capital Requirements [Abstract]
Total borrowing	$ 1,572,979	$ 1,643,993
Less: cash and cash equivalents	(700,727)	(1,184,456)
Net debt	872,252	459,537
Shareholders’ equity	24,433,748	20,902,536
Total capital	$ 25,306,000	$ 21,362,073
Gearing ratio	3.57%	2.20%